UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-03287

        New Alternatives Fund, Inc.

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                                 Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund, Inc.

150 Broadhollow Road, Suite PH2

                                 Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund, Inc.

A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING

ALTERNATIVE ENERGY AND THE ENVIRONMENT

SEMI-ANNUAL

FINANCIAL REPORT

JUNE 30, 2012

(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park, 899 Cassat Road	Berwyn, PA 19312

Recycled Paper

NEW ALTERNATIVES FUND, INC.

SHAREHOLDER LETTER

Dear Shareholders,

As New Alternatives Fund enters its 30th year of operation, we are saddened to announce the death of New Alternatives Fund’s co-founder and former chairperson, Maurice Schoenwald. He passed away on April 8. Maurice had just turned 92 on March 30.

Maurice Schoenwald was born in the Bronx, New York in 1920. He completed an undergraduate degree and one year of law school at New York University when World War II broke out. He left school and enlisted in the U.S. Navy. He served as a naval officer in the South Pacific Theater. After his discharge in 1945, Maurice moved to Cleveland, Ohio to join his wife and attended Western Reserve University (now Case Western Reserve) Law School. He graduated and was admitted to the bar in 1947 and returned to New York to practice law.

In addition to his legal practice, Maurice engaged in investments and acted as an investment advisor to a small group of clients. He dabbled in local politics in New York City and Nassau County, including an unsuccessful campaign for a seat on the New York City Council in 1949, running on the Liberal Party ticket.

He and his son David, who is also a lawyer, were both avid sailors and activists with a concern for human rights and the environment. Shortly after the so-called “energy crisis” of 1973-74, Maurice was attending a boat show looking at sailboats. Some of the boats had solar cells to provide auxiliary power to the boats’ electronic systems. It occurred to the Schoenwalds that solar power could help the United States and other countries develop energy sources that did not depend on imported oil and did not pollute the environment. They began to investigate companies that were developing alternative energy and energy conservation materials.

They incorporated a fund, which they called “The Solar Fund” in 1978. Within a few years they’d convinced enough investors, from among friends and acquaintances, to join them in putting in the $100,000 minimum necessary to launch a publicly traded mutual fund. It took the Securities and Exchange Commission (SEC) until 1982 to finalize the Fund’s registration as a mutual fund. The SEC also caused them to change the fund’s name to New Alternatives Fund when they told the Schoenwalds that the original name would require them to concentrate most of their investments in solar power alone. New Alternatives Fund began offering its shares when the registration was declared effective in September 1982. It was the first alternative energy/energy conservation fund and one of the earliest socially responsible funds.

In addition to their belief in renewable energy and protecting the environment, Maurice and David Schoenwald were strong supporters of human rights, peace, workers’ rights, and humane treatment of animals. So the Fund also had policies that prohibited investing in companies that do not have good labor relations, are major defense contractors, engage in animal testing of products, and are not good corporate citizens of the communities in which they operate. The Fund also does not invest in companies that manufacture and operate nuclear reactors due to their concerns about the general safety of the plants and the problems of waste disposal of the radioactive materials created by the process.

In the early years, the Fund did not generate enough income to cover all its expenses, so the Schoenwalds covered costs from their law practice and earlier businesses, including a side pursuit Maurice developed as a broker selling investment contracts on Scotch whiskey warehouse receipts. The Fund grew slowly for several years, but by 2000, it had reached $50 million. By then Maurice and David had reduced their law practice and were full time fund managers. Maurice played a particularly active role in communicating with shareholders and often solicited their opinions about potential Fund investments and promising technologies.

Maurice was active in the Fund’s management well into his 80s. Although he never formally “retired”, he split his time between New York and Florida from the 1990s on. David took a larger role in the Fund’s operation and has served as the principal portfolio manager since the early 2000s. By 2008, Maurice was no longer actively engaged in the Fund’s management. Murray Rosenblith, one of the Fund’s independent directors, was hired at the end of the year to join David in operating New Alternatives Fund. Maurice continued to serve as a director and informal advisor. During the months he was in Florida, he communicated with the office regularly from home and came into the office almost every day when he was in New York. In fact, he continued to come to the office until about six weeks before his death.

In addition to David and his family, Maurice is survived by his wife, Susan, his daughters Robin Carucci and Beth Oberbeck and their families.

His death comes in the middle of the most challenging period that New Alternatives Fund has faced. The combination of domestic and international financial crises, which have dragged on since 2008, have led to austerity programs which have severely cut into government supports and available funds that were promoting the development of a significant clean energy infrastructure. Coupled with general disillusion about the stock market, the share prices of just about every major company in this sector have declined precipitously and retail investors have pulled their money out of stocks and mutual funds. The Fund had grown rapidly from 2000 to 2008 and new investors continued to buy shares into 2009. This trend reversed in 2010 and we’ve experienced a steady loss of shareholders for over two years and, at the same time, the value of many of our holdings have dropped to historic lows.

Even back in 2000, when conditions were favorable and the Fund was growing, Maurice noted that our vision was for the long term and we could expect to face downturns. In an interview with the Wall Street Transcript, he said: “Time has gone by and we’ve seen diminished concern with the public good, replaced by a greater interest in the here and now. In general, there has been progress. It has not been easy or fast. Corporate concern about social matters has increased, environmental awareness has increased…but it’s ten steps forward and four steps backward.”

The State of New Alternatives Fund

As we have noted in the last two shareholder reports, the Fund, and alternative energy investments in general, have lagged behind an already dismal market. Stock prices have fallen broadly as the U.S. recovery from the recent recession has faltered and Europe continues to be mired in a credit crisis. China and Brazil, two of the most dynamic economies during these troubled times, are experiencing a financial retreat and slowing growth. It seems like every week we are confronted with a new financial scandal. As a result of this extended period of weakness in stock values and a growing skepticism that markets are being manipulated, individual investors are leaving or staying away from equities. According to a recent report from the Investment Company Institute, more than $170 billion has been withdrawn from mutual funds in the last year.

These conditions are an underlying cause of the Fund’s poor performance for the last three years. It is making it difficult for us to attract new investors. At the same time, many of you who bought the Fund in its early years are now reaching the age where you need cash to support your retirement or require an investment that is geared to generate an income stream. As you know, the Fund is structured to provide the long term capital investment necessary to develop new industries and technologies which, unfortunately, does not throw off a steady return.

As New Alternatives Fund marks its 30th year of operation, we are facing serious challenges. Many of the assumptions that we held in 1982 about the future of energy no longer apply. The belief that we would run out of readily available and economically feasible oil and gas—the so called “peak oil and gas” – has not happened. New technologies, however harmful they may prove to be to the environment, have provided vast new supplies and brought the price of natural gas down to a historically low level and moderated the price of oil down slightly from recent highs. Fossil fuels such as oil and gas are still finite resources; unconventional technologies have just postponed the “peak” date further into the future than previous projections. This has made alternative sources, particularly wind and solar, less competitive in price.

Scientists have made it increasingly clear that climate change caused by human activity poses a rapidly growing threat to all of us. Recent discoveries should provide ample motivation to bear some additional costs to develop energy sources that do not increase the greenhouse gas levels in our atmosphere. But instead, we find that certain businesses and political forces have been successful in promoting a widespread denial and blind skepticism about this situation.

With global financial instability now entering its fifth year, we are experiencing a “perfect storm” of social and economic forces that have changed the business justification, obstructed the political will and reduced the fiscal resources necessary to create a system based on renewable, non-polluting sources that will provide the energy we will need for future human development.

Crunching Numbers: The Fund finished down the first half of 2012. We registered a small gain in the Net Asset Value (NAV) at the end of the first quarter, up to $36.30 per share from $35.82 on December 31, 2011. By June 30, the NAV had retreated to $32.96, a decrease of -7.98% for the year to date. The total assets of the Fund declined from $186,554,034 on December 31, 2011 to $151,404,427 as of June 30, 2012, an overall drop of -18.84%. The shares outstanding also declined by -11.8% to 4,593,883 on June 30 after standing at 5,208,518 on December 31, 2011.

Losers and Gainers: The first six months of 2012 have brought further pressure on the share prices of many of our core holdings. Wind turbine and solar manufacturers and project developers have suffered the most in recent years. A number of these companies are Spanish and have been burdened by increased borrowing costs and reduction of government support as austerity measures grip Europe. We thought the price of these companies could not go any lower but we were wrong. Just since January, Gamesa Corporacion Technologica SA (Spain-wind turbine manufacturer) is down 56.9%; Vestas Wind Systems AS (Denmark-also wind turbines) is down 48.7%; EDP Renovaveis SA (Spain/Portugal-wind and solar project developer and producer) is down 43.9%; SMA Solar Technology AG (Germany-inverters for solar photovoltaic [PV] systems), is down 38.6%; Abengoa SA (Spain-biofuel developer, waste water treatment, wind and solar project developer), down 37.6%; and Acciona SA (Spain-wind and solar project developer and producer, water treatment), down 30.78%.

While some of these companies are experiencing downturns in their business, they are still profitable and even pay dividends. Most of them have also focused their future plans outside of their home countries and Western Europe. They believe that the rest of the world, particularly Asia, Africa and Latin America, holds greater opportunity for the future. Ten years ago they made plans to play a major role in developing alternative energy in the United States. They are still among the larger companies working here. But the political roadblocks, coupled with our uncertain economy, have greatly reduced the potential (at least in the short term) for significant expansion on our shores.

Not all is doom and gloom. Some of our holdings are experiencing growth and have seen their shares rise in value. These include companies that produce energy efficiency materials and systems, energy storage products, provide clean water and waste water treatment. Among our holdings that have seen rising values in these areas are: A.O. Smith Corp. (efficient water heaters), up 21.8%; Ormat Technologies, Inc. (geothermal energy), up 18.6%; FuelCell Energy, Inc. (hydrogen fuel cells), up 16.1%; Hyflux Ltd. (Singapore-water treatment and desalinization systems), up 15.2%; Veolia Environnement SA (France-clean water and water treatment, recycling), up 14.2%; and Aqua America, Inc. (a water utility and water treatment provider), up 13.2%.

Portfolio Balance: The continuing net redemption of Fund shares, along with the falling values of our holdings, has made it necessary for us to sell some of the company shares in our portfolio to provide cash and maintain a prudent balance across the sectors which make up the Fund. We would much prefer to be holding or even buying more of these stocks. But present conditions force us to pare some holdings. In this period, we have sold off shares of Ormat, Johnson Controls, Inc. (batteries for hybrid cars, energy control systems for buildings), Schneider Electric SA (France-electrical components), Koninklijke Philips Electronics NV (Netherlands-energy efficient lighting), American Water Works Co., Inc. (water utility and water treatment provider), Aqua America, Inc., Atmos Energy Corp. and WGL Holdings, Inc. (natural gas distributors and energy efficiency systems); and ITC Holdings Corp. (electric transmission systems).

We have also tried to buy additional shares of those companies that we feel are a good value for the future. We would much prefer to buy a greater stake in these corporations at what we consider to be bargain basement prices. They appear to be tremendously undervalued. Whenever possible, we have increased our holdings in Abengoa SA, Acciona SA, EDP Renovaveis SA, FuelCell Energy, Inc., Veolia Environnement SA, Kyocera Corp. (Japan-solar cell and semiconductor manufacturer, electronic equipment), and Xylem, Inc. (waste water treatment).

We bought new shares of South Jersey Industries, Inc., a small natural gas distribution utility in central New Jersey that also installs and maintains solar systems and energy efficiency equipment for public buildings and homes in its service area.

We sold our entire small position in First Solar, Inc. (thin film PV solar cells) as we felt that they were at an increasing price disadvantage against silicon PV cell companies who’ve seen the price of their raw materials fall precipitously. Our concerns about the slowing economic growth in Brazil led us to sell the Brazilian water company, CIA Saneamento Basico. We divested our shares of Northwest Natural Gas Co., a gas utility, when we discovered that they had a direct investment in a gas well development in Wyoming that used hydo-fracking technology. We regretfully sold off our small amount of Sims Metal Management Ltd. (Australia-metal recycling) as dropping prices for metals cut too deeply into their profitability.

One strategy we have pursued recently is anchoring the portfolio with companies whose share prices are not generally subject to broad fluctuations, pay dividends and are a well established, stable companies. While the Fund is not designed for income, we felt that given the battering our share price is taking, we should try to boost the regular dividend to the extent possible. These companies include water and natural gas utilities (American Water Works, Inc., Aqua America, Inc., Veolia Environnement SA, Atmos Energy Corp., New Jersey Resources Corp., South Jersey Industries, Inc. and WGL Holdings, Inc.) and mature industrial companies (Johnson Controls, Inc., Schneider Electric SA, Koninklijke Philips Electronics NV, ITC Holdings, Inc.).

Looking Ahead: The Board of Directors and Fund Advisor have been discussing how we can improve our operations and outreach to introduce New Alternatives Fund to a new generation of investors. We are actively reviewing our advertising and planning to make wider use of on-line listings. We are also planning to continue our expansion of on-line shareholder services and in the near future, we intend to make it possible to open accounts and buy and redeem shares through the existing web site portal.

We remain optimistic about the future and committed to Maurice Schoenwald’s vision that the growth and development of modern society must depend on energy that does not damage the environment and create unhealthy conditions for human survival. As he noted in the quote above, this is a long term project. Perhaps none of us realized thirty years ago that we would today still face so many obstacles. But no one thought it would be either quick or easy. When you think about it, we really have no choice but to keep pursuing “new alternatives” for the future.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” or telephone.

David Schoenwald

Murray Rosenblith

August 10, 2012

This letter is intended to give you a feeling of what we have been doing and why we do it. For more complete and official data, please see the rest of our semi-annual report, our annual report and our prospectus. This letter is intended to be responsive to the interests of our existing shareholders.

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

NEW ALTERNATIVES FUND, INC.

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2012) and held for the entire six months ended June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2012” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. The Fund does not charge any redemption fees or exchange fees, but these may be present in other funds to which you compare the Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND, INC.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Six Months Ended June 30, 2012*

Actual	$1,000.00	$920.14	$5.06
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,019.59	$5.32

* Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.06%, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half year, then divided by the days in the year (366) to reflect the half year period. The Fund’s ending account value on the first line in the table is based on its actual total return of -7.99% for the six-month period of January 1, 2012 to June 30, 2012.

NEW ALTERNATIVES FUND, INC.

PORTFOLIO HOLDINGS SUMMARY

June 30, 2012

(Unaudited)

Sector Diversification	% of Net Assets	Value
Alternate Energy:
Renewable Energy Power Producers & Developers	20.4%	$30,875,978
Geothermal	5.7	8,548,728
Wind Turbines	3.6	5,455,991
Solar Photovoltaic	2.5	3,846,480
Fuel Cells	0.1	202,000
Energy Conservation	19.7	29,824,574
Water:
Water Utilities	15.4	23,380,400
Water Related	3.6	5,403,306
Natural Gas Distribution	18.4	27,847,250
Electric Transmission	2.3	3,445,500
Certificates of Deposit	0.3	500,000
Other Assets in Excess of Liabilities	8.0	12,074,220

	100.0%	$151,404,427

Top Ten Common Stock Portfolio Holdings

June 30, 2012

(Unaudited)

Name	% of Net Assets
Koninklijke Philips Electronics NV (Netherlands)	5.8%
American Water Works Co., Inc.	5.7
Schneider Electric SA (France)	5.5
Acciona SA (Spain)	5.3
WGL Holdings, Inc.	5.3
Atmos Energy Corp.	5.2
South Jersey Industries, Inc.	5.1
Abengoa SA (Spain)	5.0
Veolia Environnement SA (France) ADR	5.0
Ormat Technologies, Inc.	4.8

Total Top Ten	52.7%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012

(Unaudited)

	Shares	Value
COMMON STOCKS — 91.7%
Alternate Energy — 32.3%
Renewable Energy Power Producers & Developers — 20.4%
Abengoa SA (Spain)	575,000	$7,619,790
Acciona SA (Spain)	135,000	8,070,143
Algonquin Power & Utilities Corp. (Canada)	100,000	646,302
EDP Renovaveis SA (Spain/Portugal)*	2,100,000	7,195,997
Elecnor, SA (Spain)	125,000	1,502,784
Hafslund ASA, Class A (Norway)	328,074	2,812,701
TrustPower Ltd. (New Zealand)	500,000	3,028,261

		30,875,978

Geothermal — 5.7%
Ormat Technologies, Inc.	340,000	7,272,600
WFI Industries Ltd. (Canada)	80,000	1,276,128

		8,548,728

Wind Turbines — 3.6%
Gamesa Corporacion Tecnologica SA (Spain)	1,500,000	2,683,922
Vestas Wind Systems AS (Denmark)*	500,000	2,772,069

		5,455,991

Solar Photovoltaic — 2.5%
Kyocera Corp. (Japan) SP ADR	35,000	2,989,000
SMA Solar Technology AG (Germany)	25,000	857,480

		3,846,480

Fuel Cells — 0.1%
FuelCell Energy, Inc.*	200,000	202,000

		202,000

Total Alternate Energy		48,929,177

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(Unaudited)

	Shares	Value
Energy Conservation — 19.7%
Johnson Controls, Inc.	250,000	$6,927,500
Koninklijke Philips Electronics NV (Netherlands)	450,000	8,851,500
Owens Corning, Inc.*	200,000	5,708,000
Schneider Electric SA (France)	150,000	8,337,574

		29,824,574

Water — 19.0%
Water Utilities — 15.4%
American Water Works Co., Inc.	250,000	8,570,000
Aqua America, Inc.	290,000	7,238,400
Veolia Environnement SA (France) ADR	600,000	7,572,000

		23,380,400

Water Related — 3.6%
A. O. Smith Corp.	50,000	2,444,500
Hyflux Ltd. (Singapore)	1,000,000	1,071,056
Xylem, Inc.	75,000	1,887,750

		5,403,306

Total Water		28,783,706

Natural Gas Distribution — 18.4%
Atmos Energy Corp.	225,000	7,890,750
New Jersey Resources Corp.	100,000	4,361,000
South Jersey Industries, Inc.	150,000	7,645,500
WGL Holdings, Inc.	200,000	7,950,000

		27,847,250

Electric Transmission — 2.3%
ITC Holdings Corp.	50,000	3,445,500

		3,445,500

Total Common Stocks (Cost $191,007,228)		138,830,207

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2012

(Unaudited)

	Par	Value
CERTIFICATES OF DEPOSIT — 0.3%
Socially Concerned Banks — 0.3%
Alternatives Federal Credit Union 0.15% due 06/30/12	$100,000	$100,000
Carver Federal Savings Bank 0.90% due 12/31/12	100,000	100,000
Urban Partnership Bank 0.10% due 07/09/12	100,000	100,000
People’s United Bank 0.75% due 12/02/12	100,000	100,000
Self-Help Credit Union 0.75% due 09/30/12	100,000	100,000

Total Certificates of Deposit (Cost $500,000)		500,000

TOTAL INVESTMENTS (Cost $191,507,228) — 92.0%		139,330,207
Other Assets in Excess of Liabilities — 8.0%		12,074,220

Net Assets — 100.0%		$151,404,427

*	Non-income producing security
ADR	-American Depositary Receipts
SP ADR	-Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012

(Unaudited)

ASSETS
Investment securities at fair value (cost: $191,507,228) (Notes 2A and 7)	$139,330,207
Cash	8,648,068

Receivables:
Investments sold	3,271,049
Dividends	778,360
Tax reclaims	32,667
Capital stock subscribed	12,853
Interest	1,096
Prepaid insurance and registration	34,475

Total Assets	152,108,775

LIABILITIES

Payables:
Capital stock reacquired	435,969
Management fees	67,215
Transfer agent fees	55,438
Postage and printing fees	51,439
Accrued expenses and other liabilities	94,287

Total Liabilities	704,348

Net Assets	$151,404,427

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital stock	$219,666,488
Par Value (Note 3)	45,939
Undistributed net investment income	2,267,392
Accumulated net realized loss on investments and foreign currency transactions	(18,396,184)
Net unrealized depreciation on investments	(52,177,021)
Net unrealized depreciation of translation of other assets and liabilities in foreign currency	(2,187)

Net Assets	$151,404,427

Net asset value and redemption price per share ($151,404,427/4,593,883) shares of outstanding capital stock, 40 million shares authorized with a par value of $0.01 per share)	$32.96

Maximum offering price per share (100/95.25 of $32.96)	$34.60

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENTS OF OPERATIONS

June 30, 2012

(Unaudited)

Investment Income:
Dividends (net of $380,842 foreign taxes withheld)	$3,170,749
Interest	1,518

Total Investment Income	3,172,267

Expenses:
Management fee (Note 4)	459,706
Transfer agent fees	192,069
Administration and accounting fees	105,925
Custodian fees	37,866
Legal fees	28,870
Compliance service fees	21,000
Registration fees	15,278
Audit fees	11,381
Directors’ fees (Note 5)	9,238
Insurance fees	6,447
Postage and printing fees	4,981
Other expenses	13,469

Total Expenses	906,230

Net Investment Income	2,266,037

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	7,781,233
Net realized loss from foreign currency transactions	(2,390)

Net Realized Gain	7,778,843

Net Change in Unrealized Appreciation/(Depreciation) of Investments and Foreign Currency Related Transactions:
Net change in unrealized appreciation/(depreciation) on investments	(23,764,767)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	945

Net change in unrealized appreciation/(depreciation)	(23,763,822)

Net Realized and Unrealized Loss on Investments and Foreign Currency Related Transactions	(15,984,979)

Net Decrease in Net Assets Resulting from Operations	$(13,718,942)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Investment Activities:

Net investment income	$2,266,037	$2,197,034
Net realized gain/(loss) from investments and foreign currency transactions	7,778,843	(1,163,841)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(23,763,822)	(15,841,814)

Net decrease in net assets derived from operations	(13,718,942)	(14,808,621)

Dividends to Shareholders:
Dividends from net investment income	—	(2,187,989)

Total dividends to shareholders	—	(2,187,989)

Capital Share Transactions:
Net decrease in net assets from capital share transactions (Note 3)	(21,430,665)	(33,145,677)

Total Decrease in Net Assets	(35,149,607)	(50,142,287)

Net Assets:
Beginning of the period	186,554,034	236,696,321

End of the period*	$151,404,427	$186,554,034

*	Includes undistributed net investment income of $2,267,392 and $1,355 for the periods ended 06/30/12 and 12/31/11, respectively.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share of capital stock outstanding throughout each year

	(Unaudited) Six Months Ended June 30, 2012	For the Years Ended December 31,
		2011	2010	2009	2008	2007
Net asset value at beginning of period	$35.82	$39.09	$42.54	$31.41	$57.28	$43.91

Investment Operations
Net investment income	0.49	0.42	0.35	0.36	0.24	0.34
Net realized & unrealized gain/(loss) on investments and foreign currency related transactions	(3.35)	(3.27)	(3.45)	11.14	(25.93)	14.39
Payments by affiliates		—	0.01	—	—	—

Total from investment operations	(2.86)	(2.85)	(3.09)	11.50	(25.69)	14.73

Distributions
From net investment income	—	(0.42)	(0.36)	(0.37)	(0.18)	(0.34)
From net realized gain on investments	—	—	—	—	—	(1.02)

Total distributions	—	(0.42)	(0.36)	(0.37)	(0.18)	(1.36)

Net asset value at end of period	$32.96	$35.82	$39.09	$42.54	$31.41	$57.28

Total return (Sales load not reflected)	(7.99)%	(7.28)%	(7.26)%*	36.61%	(44.85)%	33.53%
Net assets, end of the period (in thousands)	$151,404	$186,554	$236,696	$282,805	$184,257	$301,650
Ratio of operating expenses to average net assets	1.06%**	1.03%	1.04%	1.02%	1.09%	0.95%
Ratio of net investment income to average net assets	2.65%**	0.98%	0.86%	1.06%	0.56%	0.82%
Portfolio turnover	10.03%	21.44%	16.16%	33.94%	25.67%	14.24%
Number of shares outstanding at end of the period	4,593,883	5,208,518	6,055,618	6,647,611	5,866,871	5,266,358

*	In 2010, 0.02% of the Fund’s total return consisted of a voluntary reimbursement by the investment advisor for a realized investment loss. Excluding this voluntary reimbursement, total return for the year would have been (7.28)%.
**	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2012 (Unaudited)

1) ORGANIZATION – New Alternatives Fund, Inc. (the “Fund”) was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in equity securities, such as common stocks. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. The Fund concentrates at least 25% of its total assets in equity securities of companies which have an interest in alternative energy. “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc. the Fund’s investment advisor under methods established by and under the general supervision of the Fund’s Board of Directors. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2012, in valuing the Fund’s assets carried at fair value:

	Total Value at June 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stocks
Alternate Energy
Renewable Energy Power Producers & Developers	$30,875,978	$4,961,787	$25,914,191	$—
Geothermal	8,548,728	8,548,728	—	—
Wind Turbines	5,455,991	—	5,455,991	—
Solar Photovoltaic	3,846,480	2,989,000	857,480	—
Fuel Cells	202,000	202,000	—	—

Total Alternate Energy	48,929,177	16,701,515	32,227,662	—

Energy Conservation	29,824,574	21,487,000	8,337,574	—

	Total Value at June 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Water
Water Utilities	$23,380,400	$23,380,400	$—	$—
Water Related	5,403,306	4,332,250	1,071,056	—

Total Water	28,783,706	27,712,650	1,071,056	—

Natural Gas Distribution	27,847,250	27,847,250	—	—

Electric Transmission	3,445,500	3,445,500	—	—

Total Common Stocks	138,830,207	97,193,915	41,636,292	—

Certificates of Deposit	500,000	—	500,000	—

Total	$139,330,207	$97,193,915	$42,136,292	$—

*	See Schedule of Investments for sector diversification.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a readily available market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period January 1, 2012 through June 30, 2012, the Fund had transferred securities from Level 1 into Level 2. The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at June 30, 2012, and therefore, the Fund utilized the external pricing service model adjustments. As a result, for the period January 1, 2012 through June 30, 2012, there were transfers between Level 1 and Level 2 in the amount of $41,636,292.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund’s Board of Directors.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/ accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

3) CAPITAL STOCK – There are 40,000,000 shares of $0.01 par value capital stock authorized. On June 30, 2012 there were 4,593,883 shares outstanding. Aggregate paid-in capital including reinvestment of dividends was $219,712,427. Transactions in capital stock were as follows:

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Capital stock sold	108,098	$3,833,909	442,464	$18,128,567
Reinvestment of distributions	—	—	47,195	1,690,663
Redemptions	(722,733)	(25,264,574)	(1,336,759)	(52,964,907)

Net Decrease	(614,635)	$(21,430,665)	(847,100)	$(33,145,677)

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory

Agreement, as amended, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million.

The Fund pays no remuneration to its directors, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities. On March 31, 2012, BNY Mellon Distributors LLC, the Fund’s principal underwriter, was sold to Foreside Distributors, LLC. Upon the closing of the transaction, BNY Mellon Distributors LLC became an indirect, wholly owned subsidiary of Foreside Financial Group, LLC and was renamed Foreside Funds Distributors LLC (“Foreside” or the “Underwriter”) effective April 1, 2012. Foreside serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities. The Underwriter receives as compensation for its services: (i) a base underwriting fee of $25,000 per year; (ii) a compliance systems fee of $2,500; and (iii) commissions on the sale of Fund shares. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. Of this amount, the Underwriter and Accrued Equities retain the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new shares. Their share of the sales commission may vary. The aggregate underwriter concession on all sales of Fund shares during the six months ended June 30, 2012 was $7,518, and the amounts retained by Accrued Equities and the Underwriter were $5,012, and $2,506, respectively. The Underwriter and Accrued Equities are also entitled to receive sales commissions for the sale of Fund shares. For the six months ended June 30, 2012, Accrued Equities and the Underwriter received $15,326 and $2,165 in sales commissions, respectively, for the sale of Fund shares. Prior to April 1, 2012, the Underwriter was affiliated with BNY Mellon Investment Servicing (US) Inc., the Fund’s administrator, transfer agent and fund accounting agent.

5) DIRECTORS’ FEES – For the six months ended June 30, 2012, the Fund paid directors’ fees and out of pocket expenses of $9,238 to its Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”).

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. As Vice-Chairperson of the Fund’s Board of Directors, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Preston V. Pumphrey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Directors also receive reimbursement of “coach” travel expenses to attend Board Meetings. The Directors and Officers of the Fund who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2012, the aggregate cost of securities purchased totaled $16,250,005. Net realized gains (losses) were computed on a first in, first out basis. The proceeds received on sales of securities for the six months ended June 30, 2012 was $39,465,913.

7) FEDERAL INCOME TAX INFORMATION – At June 30, 2012, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$191,507,228

Unrealized appreciation for tax purposes	$17,460,409
Unrealized depreciation for tax purposes	(69,637,430)

Net unrealized depreciation on investments	$(52,177,021)

The tax character of distributions paid during 2011 was as follows:

Distribution paid from:	2011
Ordinary Income	$2,187,989
Long-term Capital Gains	—

$2,187,989

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,355
Capital Loss Carryforward	(25,327,799)
**Net Unrealized Depreciation on Investments and Foreign Currency Translations	(29,262,614)

$(54,589,058)

**	The primary difference between distributable earnings on a book and tax basis is due to wash sales losses.

The Fund has a capital loss carryforward of $25,327,799 which can be used to offset future capital gains. If not utilized against future capital gains, $15,782,057 of this capital loss carryforward will expire on December 31, 2016 and $8,395,118 will expire on December 31, 2017. $1,150,624 of this capital loss carryforward will not be subject to expiration, as under the recently enacted Regulated Investment Company Modification Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. Such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment.

Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events.

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities, Inc. (the “Advisor”) serves as the investment adviser to New Alternatives Fund, Inc. (the “Fund”). The Board of Directors most recently approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor at a regular meeting of the Board of Directors held on June 15, 2012. The June 15, 2012 regular meeting of the Board of Directors was called, in part, to act upon the continuance of such Advisory Agreement. This approval by the Board of Directors included the approval by a majority of those directors who are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), and by a majority of the entire Board.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement renewal. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) the Advisor’s responses to a questionnaire concerning the Advisor, its business and services, and information concerning the employees of the Advisor who serviced the Fund; (iii) information concerning investment advisory fees paid to the Advisor by the Fund; (iv) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees and sales commissions for the sale of Fund shares; (v) information concerning investment advisory fees and total operating expenses paid by the Fund and other, similar mutual funds; (vi) performance information comparing the Fund to other, similar mutual funds; (vii) an organizational chart for the Advisor; (viii) a certification from the Advisor that it has a compliance program in place; (ix) information on the Advisor, including its Form ADV, Part I; (x) financial information for the Advisor for its fiscal year ended December 31, 2011; and (xi) a copy of the Advisory Agreement.

The Board of Directors decided to approve the renewal of the Advisory Agreement for a one-year period commencing July 1, 2012 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund; (ii) the Advisor’s commitment to the Fund’s socially responsible investment objectives and its ability to manage the Fund’s portfolio in a manner consistent with those objectives; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the performance of the Fund; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

It was noted that during the Board’s consideration of the factors listed above, different directors gave different weight to different items. In general, the Independent Directors considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. Of particular significance in the Board’s decision to continue the Advisory Agreement was the fact that the Fund’s investment advisory fee structure, including breakpoints, and its total operating expense ratio, were both very low in comparison to the Fund’s industry peer group and equity mutual funds in general. The Board also noted that the Advisor continues to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Fund’s inception.

The directors considered the terms and conditions of the existing Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees. The directors also considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Advisor in the past and the services that are expected to continue in the future. Further, the directors considered the Advisor’s personnel assigned to service the Fund. The Board noted the passing of Maurice L. Schoenwald, a co-founder of the Fund, an interested director and an officer of the Fund, and an officer and minority owner of the Advisor. David J. Schoenwald informed the Board that he had inherited Maurice L. Schoenwald’s ownership interest in the Advisor and was now the 100% owner of the Advisor. Due to David J. Schoenwald’s prior ownership interest, this transaction did not result in a change in control of the Advisor. Based upon information provided by the Advisor, the Board determined that the Advisor’s current staffing was adequate to meet the Fund’s needs. The Board also concluded that the nature, quality and scope of the investment advisory services provided by the Advisor in advising the Fund were very satisfactory.

The directors considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its benchmark indices. In general, the directors noted that the Fund had been out performing its industry peer group of other, similar mutual funds, and was performing competitively in comparison to its benchmark indices.

The directors considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other,

similar mutual funds specializing in alternative energy investments and which seek to invest in accordance with a social responsible investment philosophy. The directors noted that the investment advisory fee for the Fund had several break points that lowered the investment advisory fees as Fund assets reached certain levels. The Board noted that the Fund’s overall expense ratio was significantly lower than the other comparable funds in its industry peer group. The directors decided that the investment advisory fees charged were fair and reasonable. The directors also noted that the total fees and expenses of the Fund were deemed to be fair and reasonable based on the information provided at the Board Meeting with respect to other, similar mutual funds in the industry.

The directors reviewed and discussed other aspects of the Advisor, such as the profitability of the investment advisor, the benefits each party received from such long-term relationship, and the fact that the Advisor received other compensation from the relationship. They noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares. The Board noted that two of the directors, David J. Schoenwald and Murray D. Rosenblith, were directors and/or officers of the Advisor. The directors also noted that David J. Schoenwald was the owner of the Advisor and would benefit by the continuance of the investment advisory and distribution agreements.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the directors were determining whether to re-approve the agreements with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Alternatives Fund, Inc.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	August 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	August 17, 2012

*	Print the name and title of each signing officer under his or her signature.